SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT




                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                                   May 8, 2000
                                (Date of report)


                             STAR TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
         (State or other jurisdiction of incorporation or organization)

                                     0-13318
                              (Commission File No.)

                                   93-0794452
                      (I.R.S. employer identification no.)

                              7 Pidgeon Hill Drive
                               Sterling, VA 20165
                    (Address of principal executive offices)
                                   (Zip code)

                                 (703) 430-8130
              (Registrant's telephone number, including area code)

ITEM 5:  OTHER EVENT

         Star Technologies, Inc. (the "Registrant") reported in a press release dated May 1, 2000 that it has completed the sale of assets of Curran Data Technologies, Inc. (CDT), its data entry and document imaging services subsidiary based in Indianapolis, Indiana.

         The proceeds of the sale totaled $350,000. A portion of the proceeds was distributed to pay secured creditors and priority wage claims of CDT. The remaining proceeds from the sale were used to affect a pro-rata distribution to CDT creditors.


ITEM 7:  EXHIBIT INDEX

         Exhibit 99 - May 1, 2000 Press Release


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        STAR TECHNOLOGIES, INC.

Dated:  May 8, 2000                     By: /s/ Robert C. Compton
                                            Robert C. Compton
                                            President, Chairman and Chief
                                            Executive Officer